CB

CROWN BOOKS CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

COMMON STOCK
SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 228210 20 9

THIS
CERTIFIES
THAT

is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF CROWN BOOKS CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

    This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
SECRETARY

PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT

AND REGISTRAR
BY
AUTHORIZED  SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN
-D
-D
-Das tenants in common
as tenants by the entireties
as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-D                     Custodian
                                                      (Cust)
(Minor)
                                        under Uniform Gifts to Minors
                                        Act

(State)

UNIF TRAN MIN ACT-D                     Custodian
                                                      (Cust)
(Minor)
                                         under Uniform Transfers to Minors
                                         Act


(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                    hereby sell, assign and
transfer unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE









(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)







shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
NOTICE:


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.